                                    Exhibit 2

ANGEL & FRANKEL, P.C.
Attorneys for Dynamic Classics, Ltd.,
 Debtor and Debtor-in-Possession
460 Park Avenue
New York, New York 10022-1906
(212) 752-8000
Joshua J. Angel, Esq. (JA-3288)
Laurence May, Esq.(LM-9714)
Sonya F. Lorge, Esq. (SL-1529)


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
- - - - - - - - - - - - - - - - -x

In re:                  Chapter 11

DYNAMIC CLASSICS, LTD.,
                  Case No. 95 B 43690 (PBA)

            Debtor.

- - - - - - - - - - - - - - - - -x

            NOTICE OF FILING OF DEBTOR'S ERRATA SHEET AND CORRECTION STATEMENT TO SECOND AMENDED AND MODIFIED PLAN OF REORGANIZATION

      PLEASE TAKE NOTICE that Dynamic Classics Ltd., debtor and debtor in possession (the "Debtor") has filed an errata sheet and correction statement to its Second Amended and Modified Plan of Reorganization dated February 22, 1996 (the "Plan") a copy of which is annexed hereto and will seek to have the Plan conformed to the errata sheet and correction statement at the confirmation hearing.


Dated: New York, New York              ANGEL & FRANKEL P.C.
       May 8,1996                      Attorneys for Dynamic
                   Classics Ltd., debtor
                   and debtor in possession

                   By:
                      ------------------------
                      Laurence May (LM-9714)
                                                               A Member of
the Firm
                   460 Park Avenue
                   New York, New York 10022
                   (212) 752-8000

ANGEL & FRANKEL, P.C.
Attorneys for Dynamic Classics, Ltd.,
 Debtor and Debtor-in-Possession
460 Park Avenue
New York, New York 10022-1906
(212) 752-8000
Joshua J. Angel, Esq. (JA-3288)
Laurence May, Esq.(LM-9714)
Sonya F. Lorge, Esq. (SL-1529)


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
- - - - - - - - - - - - - - - - -x

In re:                  Chapter 11

DYNAMIC CLASSICS, LTD.,
                  Case No. 95 B 43690 (PBA)

            Debtor.

- - - - - - - - - - - - - - - - -x

               DEBTOR'S APPLICATION WITH RESPECT TO CONFORMING ITS
              SECOND AMENDED AND MODIFIED PLAN OF REORGANIZATION TO
                    THE ERRATA SHEET AND CORRECTION STATEMENT

TO THE HONORABLE PRUDENCE B. ABRAM,
UNITED STATES BANKRUPTCY JUDGE:


      Dynamic Classics Ltd, debtor and debtor-in-possession (the "Debtor"), by its counsel, Angel & Frankel P.C., as and for its application to conform the Debtor's Second Amended and Modified Plan of Reorganization (the "Plan") to the errata sheet and correction statement, respectfully represents:

      15. The Debtor filed its Plan on February 22, 1996. The order approving the Second Amended Disclosure Statement(the "Disclosure Statement"), which accompanied the Plan was signed on February 28, 1996.

      16. In preparing for the confirmation hearing scheduled for May 13, 1996, the Debtor reviewed the Plan and found an arithmetic error on page 22. The Plan states in paragraph 4.02.05 on page 22 that the Allowed Unsecured Class 5 Claimants are to receive a pro rata share of 960,000 shares of New Common Stock in satisfaction of their allowed claims. However, the number of shares should actually be 800,000 shares rather than 960,000 shares. This error will not change the percentage of shares that the Class 5 Claimants will receive. Moreover, this is consistent with the other provisions of Article IV of the Plan which provide that MG Holding Corp.("MG") will receive 15,200,000 shares representing 95% of the New Common Stock and will permit 320,000 shares representing 2% to be distributed to the Class 7 Equity Security Holders. Accordingly, 1% of the New Common Stock would be 160,000 shares and 5% would be 800,000 shares.

      17. The Debtor has also reviewed Exhibit "1" to the Plan regarding the Cure Payments the Debtor proposes to make in connection with the Debtor's assumption of the license agreements and executory contracts as part of the confirmation of the Plan. Since this Exhibit was prepared there have been certain changes. The most important being that the Debtor has, by motion, sought authority to reject the contract with Apparel Connections. Accordingly, this contract should no longer appear on Exhibit "1".

      18. In addition, the Debtor has brought current its obligations to Durward Industries, Chrysler Corp. and Spalding with respect to the "handheld" equipment. Therefore, there are no arrearages and no monthly cure amounts to be paid to these licensors/contractors.

      19. Finally, the Debtor has reviewed its books and records with respect to the pre-petition obligations owed to Decision Data and Finova Capital Corp. The pre-petition debt owed to Decision Data is $1,908.44, which is to be paid in 24 monthly cure payments of $79.52. The pre-petition debt owed to Finova Capital Corp. is $419.68, which is to be paid in 24 monthly cure payments of $17.48.

      20. The Debtor has prepared the annexed errata sheet and correction statement to reflect these changes and will send notice of these changes to counsel for the Unsecured Creditors Committee, counsel for MG, the Office of the United States Trustee and the licensors/contractors affected by the changes. The Debtor respectfully submits that the corrections set forth on the errata sheet are not substantive changes but merely a correction of an arithmetic error and an update of the Debtor's obligations with the licensors and contractors whose contracts and licenses the Debtor intends to assume.

      WHEREFORE, the Debtor seeks to have the Plan conform to the errata sheet and correction statement and for such other and further relief as is just and proper.

Dated: New York, New York      ANGEL & FRANKEL P.C.
       May 7, 1996             Attorneys for Dynamic
                  Classics Ltd.
                  Debtor and Debtor in
                  Possession

                  By:____________________
                     Laurence May (LM-9714)
                  A Member of the Firm
                  460 Park Avenue
                  New York, New York 10022
                  (212) 752-8000

                      ERRATA SHEET AND CORRECTION STATEMENT

1. Page 22 of the Debtor's Second Amended and Modified Plan of Reorganization (the "Plan") states that "Each holder of an Allowed Class 5 Claim shall also receive its pro rata share of 960,000 shares of New Common Stock in satisfaction of its Allowed Claim". This statement should be amended to read 800,000 shares in stead and in place of 960,000 shares.

2. Exhibit "1" to the Plan provides that the Debtor will pay cure amounts for the pre-petition debt owed to Apparel Connections. The Debtor has subsequently moved for authority to reject the contract with Apparel Connections and therefore Apparel Connections should be deleted from Exhibit "1".

3. Exhibit "1" to the Plan provides that the Debtor will pay cure amounts to Durward Industries, Chrysler Corp. and Spalding with respect to the handheld equipment. The Debtor has brought current its obligations to these licensors/contractors in anticipation of assuming the licenses and executory contracts with these licensors/contractors. Accordingly, the amounts listed for cure amounts for each of these licensors/contractors should be listed at $0.

4. Exhibit "1" to the Plan provides that the Debtor will make monthly payments of $101.54 to Decision Data for 24 months which amount should be corrected to $79.52 per month.

5. Exhibit "1" to the Plan provides that the Debtor will make monthly payments of $34.98 to Finova Capital Corp. for 24 months, which amount should be corrected to $17.48 per month.

ANGEL & FRANKEL, P.C.
Attorneys for Dynamic Classics, Ltd.,
 Debtor and Debtor-in-Possession
460 Park Avenue
New York, New York 10022-1906
(212) 752-8000
Joshua J. Angel, Esq. (JA-3288)
Laurence May, Esq.(LM-9714)
Sonya F. Lorge, Esq. (SL-1529)


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
- - - - - - - - - - - - - - - - -x

In re:                                       Chapter 11

DYNAMIC CLASSICS, LTD.,
                                             Case No. 95 B 43690 (PBA)

                        Debtor.

- - - - - - - - - - - - - - - - -x

                   AFFIDAVIT OF SERVICE BY FIRST CLASS MAIL


STATE OF NEW YORK  )
                    ss.:
COUNTY OF NEW YORK )

            JOSE A. SANTIAGO, being duly sworn, deposes and says:

            Deponent is not a party to this proceeding, is over 18 years of age and resides in New York County, New York.

            On May 8, 1996, Deponent served the within NOTICE OF FILING OF DEBTOR'S ERRATA SHEET AND CORRECTION STATEMENT TO SECOND AMENDED AND MODIFIED PLAN OF REORGANIZATION upon the parties on the annexed list, by first class mail, by depositing a true copy of same in a post-paid, properly addressed wrapper in an official
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depository under the exclusive care and custody of the United States Postal
Service within the State of New York.

                                             ______________________________
                                                  JOSE A. SANTIAGO

Sworn to before me this
     day of May, 1996


____________________________
      Notary Public